Exhibit 23.2

                         Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 12, 2002, in Amendment No. 1 to the Registration Statement (Form SB-2) and related Prospectus of Decorize, Inc. for the registration of 3,292,427 shares of its common stock.


                                                           /s/ Ernst & Young LLP


Kansas City, Missouri
March 21, 2003